UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact name of registrant as specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street, Burlington, North Carolina	27215
(Address of principal executive offices)	(Zip Code)

336-229-1127

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of Laboratory Corporation of America Holdings (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“fiscal 2021”). Several firms were invited to participate in this process including PricewaterhouseCoopers LLP (“PwC”), which has served as the Company’s independent registered public accounting firm since 1997.

(a) Dismissal of Former Independent Registered Public Accounting Firm

On November 2, 2020, the Audit Committee dismissed PwC as the Company’s independent registered public accounting firm effective at the time of the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Upon completion of PwC’s services, the Company will file an amendment to this Current Report on Form 8-K with the specific date of dismissal and an update to the disclosures required by Item 304(a) of Regulation S-K (“Regulation S-K”) of the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) through that date.

PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 (“fiscal 2019”) and December 31, 2018 (“fiscal 2018”) did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During fiscal 2019 and fiscal 2018, and in the subsequent interim period through November 2, 2020, (i) there were no disagreements with PwC (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports; and (ii) there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of PwC’s letter dated November 5, 2020 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

As a result of the competitive process noted above, on November 2, 2020, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm, contingent upon the execution of an engagement letter following completion of Deloitte’s client acceptance procedures. Deloitte’s appointment will be for the Company’s fiscal year 2021 and related interim periods.

During the Company’s two most recent fiscal years ended December 31, 2019 and December 31, 2018, and for the subsequent interim period through November 2, 2020, neither the Company nor anyone on its behalf consulted Deloitte regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated November 5, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

Date: November 5, 2020

	By:	/s/ Sandra van der Vaart
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

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